Q2 2025 Earnings Release July 30, 2025

2Littelfuse, Inc. © 2025 DISCLAIMERS Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; economic conditions; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; changes in import and export duty and tariff rates; exchange rate fluctuations; commodity price fluctuations; the effect of the Company's accounting policies; labor disputes and shortages; restructuring costs in excess of expectations; pension plan asset returns less than assumed; uncertainties related to political or regulatory changes; integration of acquisitions may not be achieved in a timely manner, or at all; limited realization of the expected benefits from investment and strategic plans; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 28, 2024. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 28, 2024, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position enhancing an investor’s overall understanding of its core financial performance. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

3Littelfuse, Inc. © 2025 STRATEGIC PRIORITIES Enhance our Focus to Capitalize on Future Growth Opportunities Provide More Complete Solutions for a Broader Set of Customers Drive Further Operational Excellence to Amplify Long-Term Performance  More structured evaluation of secular growth opportunities  Better leverage teams & technology leadership  Expand higher voltage & energy density application opportunities  More collaborative approach across businesses  Further align technology capabilities and sales structure  Enhance customer support for next gen product development  Better leverage operating practices across businesses  Further optimize operating structure for scale  Enhance long-term profitability 01 02 03

4Littelfuse, Inc. © 2025 WHY LITTELFUSE WINS Enabling Long-Term Growth Opportunities Core Market Leadership  Market leaders in enabling safe and efficient electrical energy transfer  Global scale and engineering expertise  Customer partnerships with leading innovators across broad end market exposures Broad Multi-Technology Product Offering  Core circuit protection leadership augmented by high value-add power semiconductor, switching and sensing capabilities  Meaningful brand equity across product lines  Providing more complete solutions for a broad set of customers Trusted and Essential Expertise  Seasoned global teams embedded with our customers  Solving increasingly challenging specifications to enable secular growth trends  Driving improved power efficiency and safety  Partnering with customers to architect next-gen solutions OUR VALUE PROPOSITION

GLOBAL FOOTPRINT, FLEXIBLE OPERATING MODEL

Global footprint strategically positioned to support customers in-region

- Balanced revenue exposure
- Strategically positioned close to customers and supply chains
- Local teams in local markets

Flexible operating model

- History of footprint diversification
- Asset-light manufacturing (2024 CapEx % of sales ~3.5%)
- Ability to quickly flex cost structure; playbook for uncertain environment

Strong tariff mitigation playbook for a dynamic environment

- Working with customers to flex logistics and sourcing options
- Implementing pricing actions when necessary

Littelfuse Global Operating Footprint


Legend
Sales
R&D
Manufacturing

2024 Revenue Mix by Region


ROW, 19%
US, 37%
Europe, 21%
China, 23%

2024 US Sales Sourcing by Region*


All Other, 20%
China, 15%
Europe, 5%
Mexico, 60%
Note: MX ~90% tariff exempt

*Company estimate

Littelfuse | Expertise Applied | Answers Delivered
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6Littelfuse, Inc. © 2025 Q2 2025 FINANCIAL SUMMARY Strong second quarter performance as sales and EPS exceeded the high end of our guide 01 Q2 upside driven by stronger volumes and leverage, as well as solid operational execution02 We exited Q2 with our strongest bookings since 1H 202203 We are executing on our strategic priorities with a goal to scale our business for long-term growth and outperformance04

Q2 2025 TOTAL COMPANY

FINANCIAL PERFORMANCE


Revenue
$558
$613

	Q2-24	Q2-25
GAAP EPS	$1.82	$2.30
Adj. EPS	$1.97	$2.85
Adj. EBITDA%	18.6%	21.4%

(in millions)

- Revenue +10% reported and +6% organic vs. PY
  - Note +2% Dortmund acq. contribution and +1% from FX
- Adj. EBITDA Margin of 21.4%
  - +280 bps y/y reflecting strong volume leverage and operational performance
- GAAP EPS of $2.30, +26% vs. PY
- Adj. EPS of $2.85, +45% vs. PY
- Q2 Op cash flow $82m; Free cash flow $73m, +44% vs PY
  - YTD FCF conversion of 114%

Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2025

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8Littelfuse, Inc. © 2025 CASH GENERATION & CAPITAL DEPLOYMENT Well-positioned business model & execution drive robust long-term cash generation – Prioritizing growth investments – Disciplined approach to working capital management – Targeting 100+% conversion in FCF – Strong and flexible balance sheet supports capital deployment strategy History of thoughtful capital allocation – Organic investments & strategic acquisitions – Maintaining an attractive dividend – Strategic share repurchases Q2 2025 capital deployment – returned $17m to shareholders – $17m dividend payment See appendix for GAAP to non-GAAP reconciliation

Q2 2025 ELECTRONICS SEGMENT

FINANCIAL PERFORMANCE

Revenue


$306
$336
Q2-24
Q2-25

	Q2-24	Q2-25
Op Margin	**15.1%**	**14.9%**
Adj. EBITDA%	**21.6%**	**21.6%**

- Revenue +10% reported and +4% organic vs. PY
  - Passive products +14% organic
  - Semiconductors (-5%) organic
  - +4% Dortmund acq. contribution & +1% from FX
- Q2 Adj. EBITDA margin 21.6%, Flat vs PY
  - Passive Products & Protection volume leverage offset by continued soft Power Semiconductor volume
- Improved Passive & Protection Product orders, signs of stabilizing Power Semiconductor orders

(in millions)

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2025 9

Q2 2025 TRANSPORTATION SEGMENT

FINANCIAL PERFORMANCE


Revenue
$169
$179
Q2-24
Q2-25

	Q2-24	Q2-25
Op Margin	9.0%	15.6%
Adj. EBITDA%	14.4%	20.5%

- Revenue +6% reported and +4% organic vs. PY
  - +2% FX benefit
- Passenger vehicle +3% organic
  - Global car build growth, share gains
- Commercial vehicle +5% organic
  - Market share gains amid soft end market conditions
- Q2 Adj. EBITDA margin 20.5%, +610 bps vs PY
  - Volume, leverage, and operational initiatives

(in millions)

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2025 10

11Littelfuse, Inc. © 2025 Q2 2025 INDUSTRIAL SEGMENT  Revenue +17% reported and +17% organic vs. PY  Strong grid storage, renewables, data center, industrial safety and HVAC growth  Q2 Adj. EBITDA margin 22.1%, +610 bps vs PY  Strong volume, leverage and continued operational improvement across our footprint FINANCIAL PERFORMANCE Op Margin 11.4% 19.2% Adj. EBITDA% 16.0% 22.1% $84 $98 Q2-24 Q2-25 Revenue (in millions) See appendix for GAAP to non-GAAP reconciliation

12Littelfuse, Inc. © 2025 Q3 2025 GUIDANCE  Entered Q3 with a strong backlog  Well positioned to deliver continued growth  Focus on driving further operational excellence  Q3 sales guidance: $610m - $630m  +1% sequential, +9% vs PY  +2% yr/yr growth from Dortmund acquisition  +1% yr/yr from favorable FX  Adj. EPS $2.65 - $2.85  Expected adj. effective tax rate ~25%  Includes ~($0.08) headwind from FX and commodities (in millions) $567 $613 $610 - $630 Q3-24 Q2-25 Q3-25 Guidance Revenue Adj. EPS $2.71 $2.85 $2.65 - $2.85 GAAP EPS $2.32 $2.30 - See appendix for GAAP to non-GAAP reconciliation

13Littelfuse, Inc. © 2025 Q3 2025 SALES & ADJ. EPS GUIDANCE BRIDGE Note Q3 2025 represents guidance midpoints (in millions) See appendix for GAAP to non-GAAP reconciliation Yr/Yr Sales Bridge 6% 2% 1% Yr/Yr Adj. EPS Bridge +38% Yr/Yr* Adj. EBITDA Conversion *Excludes acquisitions, divestitures & FX Note Other includes impact of mark-to-market comparable, higher adj. effective tax rate

14Littelfuse, Inc. © 2025 FULL YEAR 2025 CONSIDERATIONS / EXPECTATIONS  FY Dortmund acquisition impact… +2% growth to Company sales, Neutral EPS impact  F/X & Commodities +1% tailwind to sales; ~+$0.14 benefit to EPS, +20 bps margin benefit at current rates  Other Assumptions – $58m amortization expense – $35m interest expense, expect to offset ~2/3 with interest income from cash investment strategies – Adj. effective tax rate 23-25%  Expect ~100% free cash flow conversion – Projecting ~$90-95m in capital expenditures Focused on Executing on Strategic Priorities to Drive Growth and Long-Term Shareholder Value

15Littelfuse, Inc. © 2025 APPENDIX

SUPPLEMENTAL FINANCIAL INFORMATION

Non-GAAP EPS reconciliation

	Q2-25	Q2-24	YTD-25	YTD-24
GAAP diluted EPS	$ 2.30	$ 1.82	$ 4.05	$ 3.75
EPS impact of Non-GAAP adjustments (below)	0.55	0.15	0.99	(0.02)
Adjusted diluted EPS	$ 2.85	$ 1.97	$ 5.04	$ 3.73

Non-GAAP adjustments - (income) / expense (in millions)

	Q2-25	Q2-24	YTD-25	YTD-24
Acquisition-related and integration costs (a)	$ 1.5	$ 0.8	$ 1.6	$ 1.8
Purchase accounting inventory adjustments (b)	—	—	(0.5)	—
Restructuring, impairment and other charges (c)	2.5	5.3	11.5	8.5
Gain on sale of fixed assets (d)	—	(0.7)	—	(1.0)
Non-GAAP adjustments to operating income	4.0	5.4	12.6	9.3
Other income, net (e)	—	(0.5)	—	(0.3)
Non-operating foreign exchange loss (gain)	10.4	(0.3)	15.3	(5.4)
Non-GAAP adjustments to income before income taxes	14.4	4.6	27.9	3.6
Income taxes (f)	0.8	0.7	3.2	4.1
Non-GAAP adjustments to net income	$ 13.6	$ 3.9	$ 24.7	$ (0.5)
Total EPS impact	$ 0.55	$ 0.15	$ 0.99	$ (0.02)

Note: Total will not always foot due to rounding.
(a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in cost of sales.
(c) reflected in restructuring, impairment and other charges.
(d) 2024 amount reflected a gain of $0.7 million ($1.0 million year-to-date) recorded for the sale of two buildings within the Transportation segment.
(e) Q2 2024 included a reversal of $0.5 million for an asset retirement obligation charge related the disposal of a business in 2019. 2024 year-to-date amount reflected $0.2 million increase in coal mining reserves.
(f) reflected the tax impact associated with the non-GAAP adjustments.

Littelfuse
Expertise Applied | Answers Delivered

Littelfuse, Inc. © 2025

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17Littelfuse, Inc. © 2025 17Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Adjusted operating margin / Adjusted EBITDA reconciliation (in milions) Q2-25 Q2-24 YTD-25 YTD-24 Net income $ 57.3 $ 45.5 $ 100.9 $ 93.9 Add: Income taxes 20.9 15.7 37.2 22.9 Interest expense 8.6 10.0 17.4 19.6 Foreign exchange loss (gain) 10.4 (0.3) 15.3 (5.4) Other income, net (4.5) (5.3) (8.0) (10.6) GAAP operating income $ 92.8 $ 65.5 $ 162.9 $ 120.5 Non-GAAP adjustments to operating income 4.0 5.4 12.6 9.3 Adjusted operating income $ 96.8 $ 70.9 $ 175.5 $ 129.8 Amortization of intangibles 14.9 15.7 29.2 31.6 Depreciation expense 19.4 17.1 37.8 33.7 Adjusted EBITDA $ 131.1 $ 103.7 $ 242.5 $ 195.0 Net sales $ 613.4 $ 558.5 $ 1,167.7 $ 1,093.9 Net income as a percentage of net sales 9.3% 8.1% 8.6% 8.6 % Operating margin 15.1% 11.7% 14.0% 11.0 % Adjusted operating margin 15.8% 12.7% 15.0% 11.9 % Adjusted EBITDA margin 21.4% 18.6% 20.8% 17.8%

18Littelfuse, Inc. © 2025 18Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Adjusted EBITDA by Segment (in millions) Q2-25 Q2-24 Electronics Transportation Industrial Electronics Transportation Industrial GAAP operating income $ 49.9 $ 28.1 $ 18.8 $ 46.2 $ 15.2 $ 9.5 Add: Add back amortization 10.1 3.4 1.4 9.8 3.3 2.6 Add back depreciation 12.6 5.3 1.5 10.0 5.8 1.3 Adjusted EBITDA $ 72.6 $ 36.8 $ 21.7 $ 66.0 $ 24.3 $ 13.4 Adjusted EBITDA Margin 21.6% 20.5% 22.1% 21.6% 14.4% 16.0 % Net sales (in thousands) Q2-25 Q2-24 Electronics Transportation Industrial Electronics Transportation Industrial Electronics – Semiconductor $ 166,967 $ — $ — $ 159,564 $ — $ — Electronics – Passive Products and Sensors 168,699 — — 146,075 — — Commercial Vehicle Products — 86,260 — — 80,759 — Passenger Car Products — 76,151 — — 69,036 — Automotive Sensors — 16,989 — — 19,169 — Industrial Products — — 98,347 — — 83,886 Total $ 335,666 $ 179,400 $ 98,347 $ 305,639 $ 168,964 $ 83,886

19Littelfuse, Inc. © 2025 19Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Adjusted EBITDA by Segment (in millions) YTD-25 YTD-24 Electronics Transportation Industrial Electronics Transportation Industrial GAAP operating income $ 96.6 $ 47.0 $ 31.9 $ 84.0 $ 31.4 $ 14.3 Add: Add back amortization 19.9 6.8 2.5 19.7 6.8 5.1 Add back depreciation 24.0 10.8 3.0 19.9 11.0 2.8 Adjusted EBITDA $ 140.5 $ 64.6 $ 37.4 $ 123.6 $ 49.2 $ 22.2 Adjusted EBITDA Margin 21.8% 18.9% 20.4% 20.7% 14.5% 14.1 % Net sales (in thousands) YTD-25 YTD-24 Electronics Transportation Industrial Electronics Transportation Industrial Electronics – Semiconductor $ 325,256 $ — $ — $ 317,435 $ — $ — Electronics – Passive Products and Sensors 317,659 — — 279,309 — — Commercial Vehicle Products — 164,029 — — 160,273 — Passenger Car Products — 145,186 — — 139,298 — Automotive Sensors — 32,047 — — 39,760 — Industrial Products — — 183,543 157,799 Total $ 642,915 $ 341,262 $ 183,543 $ 596,744 $ 339,331 $ 157,799

20Littelfuse, Inc. © 2025 20Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D (1) Passenger vehicle business (PVB) includes passenger car and auto sensor products. Net sales reconciliation Q2-25 vs. Q2-24 Electronics Transportation Industrial Total Net sales growth 10% 6% 17% 10 % Less: Acquisitions 4% — % — % 2 % FX impact 1% 2% — % 1 % Organic net sales growth 4% 4% 17% 6 % Electronics segment net sales reconciliation Q2-25 vs. Q2-24 Electronics - Semiconductor Electronics - Passive Products and Sensors Total Electronics Net sales growth 5% 15% 10 % Less: Acquisitions 8% — % 4 % FX impact 1% 1% 1 % Organic net sales growth (5)% 14% 4 % Transportation segment net sales reconciliation Q2-25 vs. Q2-24 Commercial Vehicle Products Passenger Car Products (1) Auto Sensor Products (1) Total Transportation Net sales growth 7% 10% (11)% 6 % Less: FX impact 2% 2% 3% 2 % Organic net sales growth 5% 8% (14)% 4%

21Littelfuse, Inc. © 2025 21Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D (1) Passenger vehicle business (PVB) includes passenger car and auto sensor products. Net sales reconciliation YTD-25 vs. YTD-24 Electronics Transportation Industrial Total Net sales growth 8% 1% 16% 7 % Less: Acquisitions 4% — % — % 2 % FX impact — % 1% (1)% — % Organic net sales growth 4% — % 17% 5 % Electronics segment net sales reconciliation YTD-25 vs. YTD-24 Electronics - Semiconductor Electronics - Passive Products and Sensors Total Electronics Net sales growth 2% 14% 8 % Less: Acquisitions 7% — % 4 % FX impact — % — % — % Organic net sales growth (5)% 14% 4 % Transportation segment net sales reconciliation YTD-25 vs. YTD-24 Commercial Vehicle Products Passenger Car Products (1) Auto Sensor Products (1) Total Transportation Net sales growth 2% 4% (19)% 1 % Less: FX impact — % — % 1% 1 % Organic net sales growth 2% 4% (20)% — %

22Littelfuse, Inc. © 2025 22Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Income tax reconciliation Q2-25 Q2-24 YTD-25 YTD-24 Income taxes $ 20.9 $ 15.7 $ 37.2 $ 22.9 Effective rate 26.7% 25.6% 27.0% 19.6 % Non-GAAP adjustments - income taxes 0.8 0.7 3.2 4.1 Adjusted income taxes $ 21.7 $ 16.4 $ 40.4 $ 27.0 Adjusted effective rate 23.4% 25.0% 24.4% 22.4 % Free cash flow reconciliation Q2-25 Q2-24 YTD-25 YTD-24 Net cash provided by operating activities $ 82.5 $ 69.4 $ 148.2 $ 126.6 Less: Purchases of property, plant and equipment (9.9) (19.1) (33.0) (34.7) Free cash flow $ 72.6 $ 50.3 $ 115.2 $ 91.9 Free cash flow conversion Q2-25 Q2-24 YTD-25 YTD-24 Net income $ 57.3 $ 45.5 $ 100.9 $ 93.9 Free cash flow 72.6 50.3 115.2 91.9 Free cash flow conversion 127% 111% 114% 98%

23Littelfuse, Inc. © 2025 23Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D * Our Credit Agreement and Private Placement Note with maturities ranging from 2025 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered. The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries). (1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters. Consolidated Total Debt (in millions) As of June 28, 2025 Consolidated Total Debt $ 810.2 Unamortized debt issuance costs 2.3 Finance lease liability 0.2 Consolidated funded indebtedness 812.7 Cash held in U.S. (up to $400 million) 265.1 Net debt $ 547.6 Consolidated EBITDA (in millions) Twelve Months Ended June 28, 2025 Net Income $ 106.9 Interest expense 36.6 Income taxes 66.0 Depreciation 72.4 Amortization 59.8 Non-cash additions: Stock-based compensation expense 22.6 Unrealized loss on investments 0.7 Impairment charges 92.7 Other 25.3 Consolidated EBITDA (1) $ 483.0 Consolidated Net Leverage Ratio (as defined in the Credit Agreement) * 1.1x

24Littelfuse, Inc. © 2025 24Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Note: Total will not always foot due to rounding. (a) reflected in selling, general and administrative expenses ("SG&A"). (b) reflected in restructuring, impairment and other charges. (c) 2024 amount reflected a gain of $0.5 million recorded for the sale of a land use right within the Electronics segment. (d) reflected the tax impact associated with the non-GAAP adjustments. Non-GAAP EPS reconciliation Q3-24 GAAP diluted EPS $ 2.32 EPS impact of Non-GAAP adjustments (below) 0.39 Adjusted diluted EPS $ 2.71 Non-GAAP adjustments - (income) / expense Q3-24 Acquisition-related and integration costs (a) $ 1.0 Restructuring, impairment and other charges (b) 1.8 Gain on sale of fixed assets (c) (0.5) Non-GAAP adjustments to operating income 2.3 Non-operating foreign exchange loss 9.6 Non-GAAP adjustments to income before income taxes 11.9 Income taxes (d) 2.1 Non-GAAP adjustments to net income $ 9.8 Total EPS impact $ 0.39